Exhibit 10.3

AMENDMENT NO. 5 TO THIRD AMENDED AND RESTATED

RECEIVABLES PURCHASE AGREEMENT

THIS AMENDMENT (this “Amendment”) is entered into as of May 15, 2009 by and among:

(a) Yellow Roadway Receivables Funding Corporation, a Delaware corporation (the “Seller” or “YRRFC”),

(b) YRC Worldwide Inc., a Delaware corporation (the “Performance Guarantor”),

(c) JPMorgan Chase Bank, N.A., SunTrust Bank, Wachovia Bank, National Association, and The Royal Bank of Scotland plc as successor to ABN AMRO Bank N.V. (each of the foregoing a “Committed Purchaser”),

(d) Falcon Asset Securitization Company LLC, Three Pillars Funding LLC and Amsterdam Funding Corporation (each of the foregoing, a “Conduit”),

(e) Wachovia Bank, National Association, as letter of credit issuer (the “LC Issuer”),

(f) SunTrust Robinson Humphrey, Inc., Wachovia Bank, National Association, The Royal Bank of Scotland plc as successor to ABN AMRO Bank N.V. and JPMorgan Chase Bank, N.A. (each of the foregoing, a “Co-Agent”), and

(g) JPMorgan Chase Bank, N.A., as administrative agent for the Groups (together with its successors and permitted assigns and in such capacity, the “Administrative Agent” and together with the Co-Agents, and their respective successors and permitted assigns, the “Agents”), with respect to that certain Third Amended and Restated Receivables Purchase Agreement, dated as of April 18, 2008, among the Seller, the Committed Purchasers, the Conduits, LC Issuer and the Agents (as amended, restated, supplemented or otherwise modified from time to time, the “RPA”).

FOR GOOD AND VALUABLE CONSIDERATION, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Defined Terms. Capitalized terms used herein and not otherwise defined shall have the meanings attributed to such terms in the RPA.

2. Amendments.

(a) Exhibit I of the RPA is hereby amended by deleting from the definition of “Trigger Event” therein the following row from the table set forth therein:

For the fiscal quarter ending on June 30, 2009	$45,000,000

1

3. Representations and Warranties. In order to induce the other parties to enter into this Amendment, (a) the Seller hereby represents and warrants to the Agents, the LC Issuer and the Purchasers that after giving effect to the amendment contained in Section 2 above, (i) no Servicer Default or Potential Servicer Default exists and is continuing as of the Effective Date (as defined herein), (ii) the RPA, as amended hereby, constitutes the legal, valid and binding obligation of the Seller enforceable against it in accordance with its terms, except as such enforcement may be limited by applicable bankruptcy, insolvency, reorganization or other similar laws relating to or limiting creditors’ rights generally and by general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law) and (iii) excluding Section 3.1(k) of the RPA solely insofar as it relates to the absence of a Material Adverse Effect of the type described in clause (i) of the definition of such term (as to which no representation or warranty is made hereby), each of the Seller’s representations and warranties contained in the RPA is correct as of the Effective Date, and (b) the Performance Guarantor hereby consents to the amendment herein contained and ratifies and confirms that the Performance Undertaking remains in full force and effect.

4. Effective Date. This Amendment shall become effective (the “Effective Date”) when each of the following conditions precedent has been satisfied or waived: (i) receipt by the Administrative Agent of counterparts of this Amendment, in form and substance acceptable to the Administrative Agent, duly executed by the Seller, the Performance Guarantor and the Required Co-Agents; (ii) receipt by the Administrative Agent of counterparts to the Amendment No. 6 to Credit Agreement dated as of the date hereof, duly executed by the Performance Guarantor, certain of its Canadian and United Kingdom Affiliates, JPMorgan Chase Bank, N.A., as administrative agent, and the lenders party thereto; (iii) the Seller shall have paid the reasonable legal fees and disbursements of the Administrative Agent’s counsel, Latham & Watkins LLP, invoiced on or prior to the date hereof; (iv) receipt by the Administrative Agent of counterparts of an Amendment Fee Letter dated as of the date hereof (the “Amendment Fee Letter”) duly executed by YRRFC and each of the Co-Agents that is executing a counterpart of this Amendment; and (v) receipt by the applicable Co-Agents of their amendment fees pursuant to the Amendment Fee Letter.

5. Ratification. Except as modified hereby, the RPA is hereby ratified, approved and confirmed in all respects.

6. Reference to Agreement. From and after the Effective Date, each reference in the RPA to “this Agreement”, “hereof”, or “hereunder” or words of like import, and all references to the RPA in any and all agreements, instruments, documents, notes, certificates and other writings of every kind and nature shall be deemed to mean the RPA, as modified by this Amendment.

7. Costs and Expenses. The Seller agrees to pay all reasonable costs, fees, and out-of-pocket expenses (including reasonable attorneys’ fees and disbursements) incurred by the Agents in connection with the preparation, execution and enforcement of this Amendment.

2

8. CHOICE OF LAW. THIS AMENDMENT SHALL BE GOVERNED BY THE LAW OF THE STATE OF NEW YORK (INCLUDING SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW) WITHOUT REGARD TO CONFLICT OF LAW PRINCIPLES.

9. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart via facsimile or other electronic transmission shall be deemed delivery of an original counterpart.

<Signature pages follow>

3

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their duly authorized officers as of the date hereof.

YELLOW ROADWAY RECEIVABLES FUNDING CORPORATION

By:
Name:
Title:

YRC WORLDWIDE INC., as Performance Guarantor

By:
Name:
Title:

[Amendment No. 5]

SUNTRUST ROBINSON HUMPHREY, INC., as Three Pillars Agent

By:
Name:
Title:

JPMORGAN CHASE BANK, N.A., as Falcon Agent and as Administrative Agent

By:
Name:
Title:

WACHOVIA BANK, NATIONAL ASSOCIATION, as LC Issuer and as Wachovia Agent

By:
Name:
Title:

THE ROYAL BANK OF SCOTLAND PLC, as Amsterdam Agent

BY:	RBS SECURITIES INC, AS ITS AGENT

By:
Name:
Title:

[Amendment No. 5]

AMENDMENT NO. 6 TO THIRD AMENDED AND RESTATED

RECEIVABLES PURCHASE AGREEMENT

This AMENDMENT NO 6. TO THIRD AMENDED AND RESTATED RECEIVABLES PURCHASE AGREEMENT (this “Amendment”) is entered into as of May 20, 2009 by and among:

(a) Yellow Roadway Receivables Funding Corporation, a Delaware corporation (the “Seller” or “YRRFC”),

(b) YRC Worldwide Inc., a Delaware corporation (the “Performance Guarantor”),

(c) JPMorgan Chase Bank, N.A., SunTrust Bank, Wachovia Bank, National Association, and The Royal Bank of Scotland plc as successor to ABN AMRO Bank N.V. (each of the foregoing a “Committed Purchaser”),

(d) Falcon Asset Securitization Company LLC, Three Pillars Funding LLC and Amsterdam Funding Corporation (each of the foregoing, a “Conduit”),

(e) Wachovia Bank, National Association, as letter of credit issuer (the “LC Issuer”),

(f) SunTrust Robinson Humphrey, Inc., Wachovia Bank, National Association, The Royal Bank of Scotland plc as successor to ABN AMRO Bank N.V. and JPMorgan Chase Bank, N.A. (each of the foregoing, a “Co-Agent”), and

(g) JPMorgan Chase Bank, N.A., as administrative agent for the Groups (together with its successors and permitted assigns and in such capacity, the “Administrative Agent” and together with the Co-Agents, and their respective successors and permitted assigns, the “Agents”), with respect to that certain Third Amended and Restated Receivables Purchase Agreement, dated as of April 18, 2008, among the Seller, the Committed Purchasers, the Conduits, LC Issuer and the Agents (as amended, restated, supplemented or otherwise modified from time to time, the “RPA”).

FOR GOOD AND VALUABLE CONSIDERATION, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Defined Terms. Capitalized terms used herein and not otherwise defined shall have the meanings attributed to such terms in the RPA.

2. Amendments.

(a) Section 7.1(d) of the RPA is hereby amended and restated to read in its entirety as follows:

“(d) As at the end of any Calculation Period:

(i) the average of the Delinquency Ratios for each of the three consecutive Calculation Periods then most recently ended shall exceed (A) 3.50% at any time between February 27, 2009, and September 30, 2009, or (B) 2.50% at any other time;

(ii) the average of the Dilution Ratios for each of the three consecutive Calculation Periods then most recently ended shall exceed (A) 14.00% at any time between February 27, 2009, and September 30, 2009, or (B) 9.50% at any other time; or

(iii) the average of the Default Ratios for each of the three consecutive Calculation Periods then most recently ended shall exceed (A) 3.50% at any time between February 27, 2009, and September 30, 2009, or (B) 2.25% at any other time;

provided, however, in the case of each of the foregoing clauses (i), (ii) and (iii), all Receivables owing from General Motors Corporation, its successors or assigns or any of its Affiliates shall be excluded from all calculations of Delinquency Ratios, Dilution Ratios and Default Ratios for the month of May, 2009 and for each month thereafter.”

(b) Exhibit I to the RPA is hereby amended by amended and restating clause (i) of the definition of “Eligible Receivable” set forth therein to read in its entirety as follows:

“(i) a Receivable the Obligor of which, (a) if a natural person, is a resident of the United States or, if a corporation or other business organization, is organized under the laws of the United States or any political subdivision thereof and has its chief executive office in the United States, (b) is not an Affiliate of any of the parties hereto and (c) is not General Motors Corporation, its successors or assigns or any of its Affiliates,”

(c) Exhibit I to the RPA is hereby further amended by inserting a definition of “Excluded Receivables” therein to read in its entirety as follows:

“Excluded Receivables” means all rights to payment owing from General Motors Corporation, its successors or assigns or any of its Affiliates arising after May 20, 2009.

(d) Exhibit I to the RPA is hereby further amended by amended and restating the definition of “Receivable” set forth therein to read in its entirety as follows:

“Receivable” means the indebtedness and other obligations owed (at the time it arises, and before giving effect to any transfer or conveyance contemplated under the Sale Agreement or hereunder) to an Originator other than Excluded

Receivables, whether constituting an account, chattel paper, instrument or general intangible, arising in connection with the provision of freight shipping and ancillary services by such Originator and includes, without limitation, the obligation to pay any Finance Charges with respect thereto. Indebtedness and other rights and obligations arising from any one transaction, including, without limitation, indebtedness and other rights and obligations represented by an individual Invoice, shall constitute a Receivable separate from a Receivable consisting of the indebtedness and other rights and obligations arising from any other transaction.

3. Representations and Warranties. In order to induce the other parties to enter into this Amendment, (a) the Seller hereby represents and warrants to the Agents, the LC Issuer and the Purchasers that after giving effect to the amendment contained in Section 2 above, (i) no Servicer Default or Potential Servicer Default exists and is continuing as of the Effective Date (as defined herein), (ii) the RPA, as amended hereby, constitutes the legal, valid and binding obligation of the Seller enforceable against it in accordance with its terms, except as such enforcement may be limited by applicable bankruptcy, insolvency, reorganization or other similar laws relating to or limiting creditors’ rights generally and by general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law) and (iii) excluding Section 3.1(k) of the RPA solely insofar as it relates to the absence of a Material Adverse Effect of the type described in clause (i) of the definition of such term (as to which no representation or warranty is made hereby), each of the Seller’s representations and warranties contained in the RPA is correct as of the Effective Date, and (b) the Performance Guarantor hereby consents to the amendment herein contained and ratifies and confirms that the Performance Undertaking remains in full force and effect.

4. Effective Date. This Amendment shall become effective (the “Effective Date”) when the Administrative Agent shall have received counterparts of this Amendment, in form and substance acceptable to the Administrative Agent, duly executed by the Seller, the Performance Guarantor and the Required Co-Agents.

5. Further Assurances. The Administrative Agent agrees, at the Seller’s sole cost and expense, to deliver such UCC financing statement amendments as may be reasonably necessary or appropriate to effectuate the purposes of this Amendment.

6. Ratification. Except as modified hereby, the RPA is hereby ratified, approved and confirmed in all respects.

7. Reference to Agreement. From and after the Effective Date, each reference in the RPA to “this Agreement”, “hereof”, or “hereunder” or words of like import, and all references to the RPA in any and all agreements, instruments, documents, notes, certificates and other writings of every kind and nature shall be deemed to mean the RPA, as modified by this Amendment.

8. Costs and Expenses. The Seller agrees to pay all reasonable costs, fees, and out-of-pocket expenses (including reasonable attorneys’ fees and disbursements) incurred by the Agents in connection with the preparation, execution and enforcement of this Amendment, including, without limitation, the costs and expenses contemplated in Section 5 hereof.

9. CHOICE OF LAW. THIS AMENDMENT SHALL BE GOVERNED BY THE LAW OF THE STATE OF NEW YORK (INCLUDING SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW) WITHOUT REGARD TO CONFLICT OF LAW PRINCIPLES.

10. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart via facsimile or other electronic transmission shall be deemed delivery of an original counterpart.

<Signature pages follow>

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their duly authorized officers as of the date hereof.

YELLOW ROADWAY RECEIVABLES FUNDING CORPORATION

By:
Name:
Title:

YRC WORLDWIDE INC., as Performance Guarantor

By:
Name:
Title:

[Amendment No. 6]

SUNTRUST ROBINSON HUMPHREY, INC., as Three Pillars Agent

By:
Name:
Title:

JPMORGAN CHASE BANK, N.A., as Falcon Agent and as Administrative Agent

By:
Name:
Title:

WACHOVIA BANK, NATIONAL ASSOCIATION, as LC Issuer and as Wachovia Agent

By:
Name:
Title:

THE ROYAL BANK OF SCOTLAND PLC, as Amsterdam Agent

BY:	RBS SECURITIES INC, AS ITS AGENT

By:
Name:
Title:

[Amendment No. 6]